Federated Investors
World-Class Investment Manager

Federated Limited Duration Government Fund, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended February 28, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

Investment Review

Federated Limited Duration Government Fund, Inc. invests 100% of its assets in securities issued or guaranteed by the U.S. government and its agencies or instrumentalities. The fund's investment objective is to provide total return. Standard & Poor's has assigned the fund a AAAf credit rating.1

The Federal Reserve Board (the "Fed") aggressively cut rates throughout the period to counteract the impacts of slow economic growth and the events of September 11. Initial rate reductions were intended to boost the U.S. economy which suffered the after effects of falling stock markets, high energy costs and the collapse of the technology sector. Rate cuts in the latter half of the period were designed to increase liquidity and aid financial market operations as significant market infrastructure was badly damaged by the terrorist attacks. By year-end, the federal funds target rate had been reduced 375 basis points to 1.75%, a level last seen in 1961.

Short-maturity debt posted the largest yield declines as demand soared. Prior to September 11, yield declines were fundamentally driven as the economy faltered. The situation was exacerbated in the days following the terrorist attacks as economic activity ground to a halt. Consumer confidence plummeted as uncertainty and risk aversion increased. The Fed reacted quickly and aggressively, reducing the Federal Funds Target rate and flooding the market with liquidity. Two-year Treasurys yielded 2.30% at trough--a level last seen in the 1950s--before the crisis environment eased and signs of economic recovery appeared. Year-over-year, two-year Treasury yields declined 133 basis points to 3.06%.

The economy posted anemic growth for the year, posting a negative growth rate in the third quarter. Manufacturing led the way as declining profits led to staff, capital spending and production cuts. While corporate capital investment declined precipitously, consumer spending remained resilient. Home and auto sales were notably strong, fueled by low mortgage rates and automaker incentives. Low mortgage rates provided significant economic stimulus as record refinancings resulted in lower debt payments and greater disposable income for consumers.

1 An AAAf rating by Standard & Poor's means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings do not remove market risks and are subject to change.

While low mortgage rates aided economic growth, record prepayments negatively impacted mortgage security performance. In a high-risk prepayment environment, mortgage security performance lags that of non-callable government securities as mortgage-to-Treasury spreads widen and prepayments must be reinvested at lower market yields. This was the case during the past year, particularly in the third and fourth quarters of 2001.

While the fund's mortgage allocation was significantly reduced as refinance risk increased, mortgage exposure acted as a drag on performance for the year. Similarly, the fund's below-neutral duration stance made a negative contribution to performance. As the mortgage sector cheapened over the final quarter, the allocation was increased and sector performance improved markedly. As well, the fund's short duration stance paid dividends after signs of economic recovery appeared and Treasury yields increased from November's lows.2

For the 12-month reporting period, total return for the Institutional Shares and Institutional Service Shares were 6.33% and 6.06%, respectively,3 compared to 5.93% for the average short U.S. government fund and 7.22%4 for the Lehman Brothers 1-3 Year Government Index.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

4 The Lehman Brothers 1-3 Year Government Index is an unmanaged index tracking 1-3 year maturity government securities. The index is produced by Lehman Brothers. Investments cannot be made in this index.

INSTITUTIONAL SHARES

Growth of a $10,000 Investment

Average Annual Total Return for the Period Ended February 28, 2002
1 Year	6.33%
Start of Performance (9/11/2000)	8.14%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Limited Duration Government Fund, Inc. (Institutional Shares) (the "Fund") from September 11, 2000 (start of performance) to February 28, 2002, compared to the Lehman Brothers 1-3 Year Government Index ("LB1-3G").2

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated April 30, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-3G has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LB1-3G is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. This index is unmanaged.

INSTITUTIONAL SERVICE SHARES

Growth of a $10,000 Investment

Average Annual Total Return for the Period Ended February 28, 2002
1 Year	6.06%
5 Years	5.51%
10 Years	4.96%
Start of Performance (7/25/1991)	5.07%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Limited Duration Government Fund, Inc. (Institutional Service Shares) (the "Fund") from February 29, 1992 to February 28, 2002, compared to the Lehman Brothers 1-3 Year Government Index ("LB1-3G").2

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated April 30, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-3G has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LB1-3G is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

Federated
World-Class Investment Manager
Federated Limited Duration Government Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314213109
Cusip 314213208

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

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